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                            STOCK PURCHASE AGREEMENT

                                     Between

                          INTERNAL HYDRO INTERNATIONAL
                                       and

                           THE PURCHASER(S) LISTED ON
                                SCHEDULE 1 HERETO


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                                  July 29, 2004

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                                TABLE OF CONTENTS

ARTICLE I  CERTAIN DEFINITIONS................................................1
    1.1      Certain Definitions..............................................1

ARTICLE II  PURCHASE AND SALE OF SHARES.......................................4
    2.1      Purchase and Sale; Purchase Price................................4
    2.2      Execution and Delivery of Documents; The Closing.................5

ARTICLE III  REPRESENTATIONS AND WARRANTIES...................................5
    3.1      Representations, Warranties and Agreements of the Company........5
    3.2      Representations and Warranties of the Purchaser..................8

ARTICLE IV  OTHER AGREEMENTS OF THE PARTIES..................................11
    4.1      Manner of Offering..............................................11
    4.2      Notice of Certain Events........................................12
    4.3      Blue Sky Laws...................................................12
    4.4      Integration.....................................................12
    4.5      Furnishing of Rule 144(c) Materials.............................12
    4.6      Solicitation Materials..........................................12
    4.7      Listing of Common Stock.........................................13
    4.8      Indemnification.................................................13
    4.9      Sale of Langley Shares..........................................15
    4.10     Lock Up by Purchaser............................................15
    4.11     London Stock Exchange...........................................15

ARTICLE V  MISCELLANEOUS.....................................................15
    5.1      Fees and Expenses...............................................15
    5.2      Entire Agreement................................................15
    5.3      Notices.........................................................15
    5.4      Amendments; Waivers.............................................16
    5.5      Headings........................................................16
    5.6      Successors and Assigns..........................................16
    5.7      No Third Party Beneficiaries....................................17
    5.8      Governing Law; Venue; Service of Process........................17
    5.9      Survival........................................................17
    5.10     Counterpart Signatures..........................................17
    5.11     Publicity.......................................................17
    5.12     Severability....................................................17
    5.13     Limitation of Remedies..........................................17




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



LIST OF SCHEDULES:

Schedule 1        Purchaser(s)
Schedule 3.1(a)   Subsidiaries
Schedule 3.1(c)   Capitalization and Registration Rights
Schedule 3.1(d)   Equity and Equity Equivalent Securities
Schedule 3.1(e)   Conflicts
Schedule 3.1(f)   Consents and Approvals
Schedule 3.1(g)   Litigation
Schedule 3.1(h)   Defaults and Violations

LIST OF EXHIBITS:

Exhibit A         Escrow Agreement
Exhibit B         Officer's Certificate
Exhibit C         Opinion of Counsel
Exhibit D         Downside Protection


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



     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of June __, 2004, between TARGET COMPANY., a corporation organized and existing under the laws of the State of __________ (the "Company"), and the purchaser(s) listed on Schedule 1 hereto (the "Purchaser").

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to acquire from the Company _______________ shares of the Company's common stock, par value $.001 (the "Common Stock") for an aggregate purchase price of ___________ Million Dollars ($ __________), subject to certain Downside Price Protection (the "Downside Price Protection") described in Exhibit D hereto.

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and each Purchaser agree as follows:

                                   ARTICLE I
                               CERTAIN DEFINITIONS


     1.1 Certain Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

     "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agreement" shall have the meaning set forth in the introductory paragraph of this Agreement.

     "Attorney-in-Fact" means Gottbetter & Partners, LLP, 488 Madison Avenue, 12 Floor, New York, NY 10022; Tel: 212-400-6900; Fax: 212-400-6901.

     "Business Day" means any day except Saturday, Sunday, any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

     "Change of Control" means the acquisition, directly or indirectly, by any Person of ownership of, or the power to direct the exercise of voting power with respect to, a majority of the issued and outstanding voting shares of the Company.

     "Closing" shall have the meaning set forth in Section 2.2(a) hereof.

     "Closing Date" shall have the meaning set forth in Section 2.2(a) hereof.



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     "Common Stock" shall have the meaning in the recital.

     "Company" shall have the meaning set forth in the introductory paragraph.

     "Control Person" shall have the meaning set forth in Section 4.8(a) hereof.

     "Default" means any event or condition which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Disclosure Documents" means the Company's reports filed under the Exchange Act with the SEC.

     "Downside Price Protection" shall have the meaning in the recital.

     "Escrow Agent" means Gottbetter & Partners, LLP, 488 Madison Avenue, 12 Floor, New York, NY 10022; Tel: 212-400-6900; Fax: 212-400-6901.

     "Escrow Agreement" means the escrow agreement, dated the date hereof, by and among the Company, the Purchaser and the Escrow Agent annexed hereto as Exhibit A.

     "Event of Default" shall have the meaning set forth in Section 5.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Execution Date" means the date of this Agreement first written above.

     "Indemnified Party" shall have the meaning set forth in Section 4.8(b) hereof.

     "Indemnifying Party" shall have the meaning set forth in Section 4.8(b) hereof.

     "G&P" means Gottbetter & Partners, LLP.

     "Langley Shares" shall have the meaning in Section 2.1(c) hereof.

     "Losses" shall have the meaning set forth in Section 4.8(a) hereof.

     "Material" shall mean having a financial consequence in excess of $25,000.

     "Material  Adverse  Effect"  shall  have the  meaning  set forth in Section
3.1(a).

     "NASD" means the National Association of Securities Dealers, Inc.

     "Nasdaq" shall mean the Nasdaq Stock Market, Inc.(R)

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

     "OTCBB" shall mean the NASD over-the counter Bulletin Board(R).

     "Per Share Market Value" of the Common Stock means on any  particular  date
(a) the last sale price of shares of Common Stock on such date or, if no such sale takes place on such date, the last sale price on the most recent prior date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, the closing bid price per share as reported by Nasdaq, or
(c) if the Common Stock is not then listed or admitted to trading on the Nasdaq, the closing bid price per share of the Common Stock on such date as reported on the OTCBB or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (d) if the Common Stock is not quoted on the OTCBB, the closing bid price for a share of Common Stock on such date in the over-the-counter market as reported by the Pinksheets LLC (or similar organization or agency succeeding to its functions of reporting prices) or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (e) if the Common Stock is no longer publicly traded, the fair market value of a share of the Common Stock as determined by an appraiser selected in good faith by the Purchaser and the Company.

     "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "Purchase Price" shall have the meaning set forth in Section 2.1(b) hereof.

     "Purchaser" shall have the meaning set forth in the introductory paragraph.

     "Reporting Issuer" means a company that is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

     "Required Approvals" shall have the meaning set forth in Section 3.1(f).

     "Securities" means the Common Stock and stock of any other class into which such shares may hereafter have been reclassified or changed.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shares" shall have the meaning set forth in Section 2.1(a) hereof.

     "Subsidiaries" shall have the meaning set forth in Section 3.1(a).

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

     "Trading Day" means (a) a day on which the Common Stock is quoted on Nasdaq, the OTCBB or the principal stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not quoted on Nasdaq, the OTCBB or any stock exchange, a day on which the Common Stock is quoted in the over-the-counter market, as reported by the Pinksheets LLC (or any similar organization or agency succeeding its functions of reporting prices).

     "Transaction Documents" means this Agreement and all exhibits and schedules hereto and all other documents, instruments and writings required pursuant to this Agreement.

     "U.S." means the United States.

                                   ARTICLE II

                           PURCHASE AND SALE OF SHARES

     2.1 Purchase and Sale; Purchase Price.

          (a) Subject to the terms and conditions set forth herein, the Company shall issue and sell and the Purchaser shall purchase ______ Million (X,XXX,XXX) shares of the Company's Common Stock (the "Shares"), subject to the Downside Price Protection described in Exhibit D on the last page of this Agreement and further described in the Escrow Agreement.

          (b) The purchase price for each Share shall be __________ ($ ) multiplied by the number of Shares to be purchased by the Purchaser is referred to as the "Purchase Price".

          (c) The Purchase Price shall be paid by delivery to the Company of _________________________________ (X,XXX,XXX) Ordinary Shares (the "Langley
     Shares") of Langley Park Investments, Plc. The number of Ordinary Shares to be issued will be based on the conversion rate of the British Pound Sterling to the US Dollar in effect as of the close of business on the day preceding the closing of the transaction, as quoted by Coutts & Co. as the commercial rate it gives to purchase US Dollars. For example, if the effective conversion rate is $1.84/(pound) 1, then the number Langley Shares Purchaser will receive shall equal $9,000,000/$1.84, or 4,891,304 Ordinary Shares.


     2.2 Execution and Delivery of Documents; The Closing.


          (a) The Closing of the purchase and sale of the Shares (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement (the "Closing Date"). On the Closing Date,

          (i) the Company shall execute and deliver to the Purchaser a certificate representing the Shares;

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

          (ii) the Company shall execute and deliver to the Purchaser a certificate of its President, in the form of Exhibit B annexed hereto, certifying that attached thereto is a copy of resolutions duly adopted by the Board of Directors of the Company authorizing the Company to execute and deliver the Transaction Documents and to enter into the transactions contemplated thereby;

          (iii) counsel for the Company shall execute and deliver to the Purchaser an executed copy of the opinion of counsel annexed hereto as Exhibit C;


          (iv) the Purchaser  shall  deliver to the Company the Langley  Shares;
     and

          (v) the Company  shall wire the monies owed to G&P pursuant to Section
     5.1 hereof for legal fees with the following wire instructions:

                        Citibank, N.A.
                        488 Madison Avenue
                        New York, NY
                        ABA Routing No.: 021000089
                        Account Name: Gottbetter & Partners, LLP
                        Account No. 49061322
                        Reference:  TARGET COMPANY


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     3.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to the Purchaser, all of which shall survive the Closing:

          (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth on Schedule 3.1(a) attached hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").

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


          (b) Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by each other Transaction Document and to otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby has been duly authorized by all necessary action on the part of the Company. Each of this Agreement and each of the other Transaction Documents has been or will be duly executed by the Company and when delivered in accordance with the terms hereof or thereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          (c) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth on

          Schedule 3.1(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of this Agreement. Except as disclosed in
     Schedule 3.1(c), there are no outstanding options, warrants, script, rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Company nor any Subsidiary is in violation of any of the provisions of its Certificate of Incorporation, bylaws or other charter documents.

          (d) Issuance of Securities. The Shares have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder against payment in accordance with the terms hereof, shall be valid and binding obligations of the Company enforceable in accordance with their respective terms.

          (e) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or bylaws (each as amended through the date hereof) or (ii) be subject to obtaining any consents except those referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or its Subsidiaries is subject (including, but not limited to, those of other countries and the federal and state securities laws and regulations), or by which any

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     property or asset of the Company or its  Subsidiaries is bound or affected, except in the case of clause (ii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in
     violation  of  any  law,   ordinance  or  regulation  of  any  governmental
     authority.

          (f)  Consents  and  Approvals.  Except  as  specifically  set forth in
     Schedule 3.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents (together with the consents, waivers, authorizations, orders, notices and filings referred to in Schedule 3.1(f), the "Required Approvals").

          (g)  Litigation;  Proceedings.  Except as  specifically  disclosed  in
     Schedule 3.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) relates to or challenges the legality, validity or enforceability of any of the Transaction Documents, the Shares or the Underlying Shares, (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Company to perform fully on a timely basis its obligations under the Transaction Documents.

          (h) No Default or Violation. Except as set forth in Schedule 3.1(h) hereto, neither the Company nor any Subsidiary (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement.

          (i) Disclosure Documents. The Disclosure Documents are accurate in all material respects and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (j) Non-Registered Offering. Neither the Company nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Securities under the Securities Act) which might subject

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     the  offering,  issuance  or sale  of the  Securities  to the  registration requirements of Section 5 of the Securities Act.

          (k) Placing Agent. The Company accepts and agrees that Dungarvon Associates, Inc. ("Dungarvon") is acting for the Purchaser and does not regard any person other than the Purchaser as its customer in relation to this Agreement, and that it has not made any recommendation to the Company, in relation to this Agreement and is not advising the Company, with regard to the suitability or merits of the Langley Shares and in particular Dungarvon has no duties or responsibilities to the Company for the best execution of the transaction contemplated by this Agreement.

          (l) Private Placement Representations. The Company (i) has received and carefully reviewed such information and documentation relating to the Purchaser that the Company has requested, including, without limitation, the Purchaser's Confidential Private Offering Memorandum dated June 3, 2004; (ii) has had a reasonable opportunity to ask questions of and receive answers from the Purchaser concerning the Langley Shares, and all such questions, if any, have been answered to the full satisfaction of the Company; (iii) has such knowledge and expertise in financial and business matters that it is capable of evaluating the merits and risks involved in an investment in the Langley Shares; (iii) understands that Langley has determined that the exemption from the registration provisions of the
     Securities Act of 1933, as amended (the "Securities ----------- Act"), provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder is applicable to the offer and sale of the Langley Shares, based, in part, upon the representations, warranties and agreements made by the Company herein; and (iv) except as set forth herein, no representations or warranties have been made to the Company by the Purchaser or any agent, employee or affiliate of the Purchaser and in entering into this transaction the Company is not relying upon any information, other than the results of independent investigation by the Company.

The Purchaser acknowledges and agrees that the Company makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.1 hereof.

     3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

          (a) Organization; Authority. The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation with the requisite power and authority to enter into and to consummate the transactions contemplated hereby and by the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The acquisition of the Shares to be purchased by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally the enforcement of, creditors rights and remedies or by other general principles of equity.

          (b) Investment Intent. The Purchaser is acquiring the Shares to be purchased by it hereunder, for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares, or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws.

          (c) Experience of Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Shares to be acquired by it hereunder, and has so evaluated the merits and risks of such investment.

          (d) Ability of Purchaser to Bear Risk of Investment. The Purchaser is able to bear the economic risk of an investment in the Securities to be acquired by it hereunder and, at the present time, is able to afford a complete loss of such investment.

          (e) Access to Information. The Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Securities offered hereunder and the merits and risks of investing in such securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities; and
     (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information that it has received about the Company.

          (f) Reliance. The Purchaser understands and acknowledges that (i) the Shares being offered and sold to it hereunder are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under
     Section 4(2) of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

          (g) Regulation S. Purchaser understand and acknowledge that (A) the Shares have not been registered under the Securities Act, are being sold in reliance upon an exemption from registration afforded by Regulation S; and that such Shares have not been registered with any state securities commission or authority; (B) pursuant to the requirements of Regulation S, the Shares may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation S and/or pursuant to registration under the Securities Act, or pursuant to an available exemption hereunder; and (C) Purchaser is under no obligation to register the Shares under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available.

     Purchaser is not a U.S. person and is not acquiring the Shares for the account of any U.S. person; (B) no director or executive officer of Purchaser is a national or citizen of the United States; and (C) it is not otherwise deemed to be a "U.S. Person" within the meaning of Regulation S.

     Purchaser was not formed specifically for the purpose of acquiring the Shares purchased pursuant to this Agreement.

     Purchaser is purchasing the Shares for its own account and risk and not for the account or benefit of a U.S. Person as defined in Regulation S and no other person has any interest in or participation in the Shares or any right, option, security interest, pledge or other interest in or to the Shares. Purchaser understands, acknowledges and agrees that it must bear the economic risk of its investment in the Shares for an indefinite period of time and that prior to any such offer or sale, the Company may require, as a condition to effecting a transfer of the Ordinary Shares, an opinion of counsel, acceptable to you, as to the registration or exemption therefrom under the Securities Act and any state securities acts, if applicable.

     Purchaser will, after the expiration of the Restricted Period, as set forth under Regulation S Rule 903(b)(3)(iii)(A), offer, sell, pledge or otherwise transfer the Shares only in accordance with Regulation S, or pursuant to an available exemption under the Securities Act and, in any case, in accordance with applicable state securities laws. The transactions contemplated by this Agreement have neither been pre-arranged with a purchaser who is in the U.S. or who is a U.S. Person, nor are they part of a plan or scheme to evade the registration provisions of the United States federal securities laws.

     The offer leading to the sale evidenced hereby was made in an "offshore transaction." For purposes of Regulation S, Purchaser understands that an "offshore transaction" as defined under Regulation S is any offer or sale not made to a person in the United States and either (A) at the time the buy order is originated, the purchaser is outside the United States, or the seller or any person acting on his behalf reasonably believes that the purchaser is outside the United States; or (B) for purposes of (1) Rule 903 of Regulation S, the transaction is executed in, or on or through a physical trading floor of an established foreign exchange that is located outside the United States or (2) Rule 904 of Regulation S, the transaction is executed in, on or through the facilities of a designated offshore securities market, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the U.S.

     Neither we nor any affiliate or any person acting on our behalf, has made or is aware of any "directed selling efforts" in the United States, which is defined in Regulation S to be any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares being purchased hereby.

     Purchaser  understands  that you are the seller of the Shares which are the
subject  of  this   Agreement,   and  that,  for  purpose  of  Regulation  S,  a

"distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. Purchaser agrees that we will not, during the Restricted Period set forth under Rule 903(b)(iii)(A), act as a distributor, either directly or though any affiliate, nor shall it sell, transfer, hypothecate or otherwise convey the Shares other than to a non-U.S. Person.

     Purchaser acknowledges that the Shares will bear a legend in substantially the following form:


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN "OFFSHORE TRANSACTION" IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   ARTICLE IV

                         OTHER AGREEMENTS OF THE PARTIES


     4.1 Manner of Offering. The Securities are being issued pursuant to section 4(2) of the Securities Act, and Rule 506 of Regulation D and Regulation S thereunder. The Langley Shares are being issued pursuant to section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder.

     4.2 Notice of Certain Events. The Company shall, on a continuing basis, (i) advise the Purchaser promptly after obtaining knowledge of, and, if requested by the Purchaser, confirm such advice in writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Shares, for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made by the Company in Section 3.1 or in the Disclosure Documents untrue or that requires the making of any additions to or changes in Section 3.1 or in the Disclosure Documents in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Securities under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Securities under any such laws, and use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     4.3 Blue Sky Laws. The Company shall cooperate with the Purchaser in connection with the exemption from registration of the Securities under the securities or Blue Sky laws of such jurisdictions as the Purchasers may request; provided, however, that neither the Company nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified. The Company agrees that it will execute all necessary documents and pay all necessary state filing or notice fees to enable the Company to sell the Securities to the Purchasers.

     4.4 Integration. The Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser.

     4.5 Furnishing of Rule 144(c) Materials. The Company shall, for so long as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, make available to any registered holder of the Securities ("Holder" or "Holders") in connection with any sale thereof and any prospective purchaser of such Securities from such Person, such information in accordance with Rule 144(c) promulgated under the Securities Act as is required to sell the Securities under Rule 144 promulgated under the Securities Act.

     4.6 Solicitation Materials. The Company shall not (i) distribute any offering materials in connection with the offering and sale of the Shares other than the Disclosure Documents and any amendments and supplements thereto prepared in compliance herewith or (ii) solicit any offer to buy or sell the Shares or, if applicable, Underlying Shares by means of any form of general solicitation or advertising.

     4.7 Listing of Common Stock. If the Common Stock is or shall become listed on the OTCBB or on another exchange, the Company shall (a) use its best efforts to maintain the listing of its Common Stock on the OTCBB or such other exchange on which the Common Stock is then listed until two years from the date hereof, and (b) shall provide to the Purchaser evidence of such listing.

     4.8 Indemnification.

          (a) Indemnification

               (i) The Company shall, notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless the Purchaser and its officers, directors, agents, employees and affiliates, each Person who controls or the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each such Person, a "Control Person") and the officers, directors, agents, employees and affiliates of each such Control Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys'
          fees) and expenses (collectively, "Losses"), as incurred, arising ------ out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Company under this Agreement or any other Transaction Document.

               (ii) The Purchaser shall, notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless the Company, its officers, directors, agents and employees, each Control Person and the officers, directors, agents and employees of each Control Person, to the fullest extent permitted by application law, from and against any and all Losses, as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Purchaser under this Agreement or the other Transaction Documents.

          (b) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but will retain the right to control the overall Proceedings out of which the claim arose and such counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

     All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party.

     No right of indemnification under this Section shall be available as to a particular Indemnified Party if there is a non-appealable final judicial determination that such Losses arise solely out of the negligence or bad faith of such Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or a breach by such Indemnified Party of its obligations under this Agreement.

          (c) Contribution. If a claim for indemnification under this Section is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section would apply by its terms (other than by reason of exceptions provided in this Section), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other and the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether there was a judicial determination that such Losses arise in part out of the negligence or bad faith of the Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or the Indemnified Party's breach of its obligations under this Agreement. The amount paid or payable by a party as a result of any Losses shall be deemed to include any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

          (d)  Non-Exclusivity.   The  indemnity  and  contribution   agreements
     contained in this Section are in addition to any obligation or liability that the Indemnifying Parties may have to the Indemnified Parties.

     4.9 Sale of Langley Shares. Purchaser shall assist the Company in setting up and maintaining a trading account at a registered broker in the United

Kingdom to facilitate the sale from time to time in Purchaser's discretion of the Langley Shares. Broker's commissions in the trading account shall not exceed one half percent (0.5%).

     4.10 Lock Up by Purchaser. Purchaser shall not sell, transfer or assign all or any of the Shares for a period of two (2) years following the Closing, without the written consent of the Company, which consent may be withheld in the Company's sole discretion.

     4.11 London Stock Exchange. Purchaser shall register the Ordinary Shares on the London Stock Exchange plc by September 30, 2004.

                                   ARTICLE V

                                  MISCELLANEOUS

     5.1 Fees and Expenses. Except as set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares (and, upon conversion or exercise thereof, the Underlying Shares) pursuant hereto. The Purchaser shall be responsible for any taxes payable by the Purchaser that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement or any other Transaction Document. The Company agrees to pay a total Purchaser's counsel $7,500 for legal fees associated with the transactions contemplated by this Agreement at Closing, and the reasonable disbursements of counsel in connection with the transactions contemplated by this Agreement. The Company shall pay all costs, expenses, fees and all taxes incident to and in connection with: (A) the issuance and delivery of the Securities, (B) the exemption from registration of the Securities for offer and sale to the Purchaser under the securities or Blue Sky laws of the applicable jurisdictions, and (C) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof), and (D) all fees and expenses of counsel and accountants of the Company.

     5.2 Entire Agreement This Agreement, together with all of the Exhibits and Schedules annexed hereto, and any other Transaction Document contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This Agreement shall be deemed to have been drafted and negotiated by both parties hereto and no presumptions as to interpretation, construction or enforceability shall be made by or against either party in such regard.

     5.3 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given upon facsimile transmission (with written transmission confirmation report) at the number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) whichever shall first occur. The addresses for such communications shall be:

                  If to the Company:        TARGET COMPANY


                                            Attn:  President and CEO
                                            Tel:  (    )
                                            Fax:  (    )

                  With copies to:


                                            Tel:  (    )
                                            Fax:  (    )

                  If to the Purchaser:      See Schedule 1 attached hereto

                  With copies to:           Gottbetter & Partners, LLP
                                            488 Madison Avenue, 12th Floor
                                            New York, NY 10022
                                            Attn:  Adam S. Gottbetter, Esq.
                                            Tel:  (212) 400-6900
                                            Fax:  (212) 400-6901

or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 5.3.

     5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

5.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     5.8 Governing Law; Venue; Service of Process. The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits, or any other Transaction Document shall be brought exclusively in the state and/or federal courts situate in the County and State of New York. Service of process in any action by the Purchaser to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

     5.9 Survival. The representations and warranties of the Company and the Purchaser contained in Article III and the agreements and covenants of the parties contained in Article IV and this Article VII shall survive the Closing.

     5.10 Counterpart Signatures. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     5.11 Publicity. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, unless counsel for the disclosing party deems such public statement to be required by applicable federal and/or state securities laws. Except as otherwise required by applicable law or regulation, the Company will not disclose to any third party (excluding its legal counsel, accountants and representatives) the names of the Purchaser.

     5.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.13 Limitation of Remedies. With respect to claims by the Company or any person acting by or through the Company, or by the Purchaser or any person acting through the Purchaser, for remedies at law or at equity relating to or arising out of a breach of this Agreement, liability, if any, shall, in no event, include loss of profits or incidental, indirect, exemplary, punitive, special or consequential damages of any kind.


                           [ SIGNATURE PAGE FOLLOWS ]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

                                        Company:

                                        TARGET COMPANY.


                                        By: _________________________
                                        Name:  ______________________
                                        Title: ______________________

                                        Purchaser:

                                        Dungarvon Associates, Inc. on behalf of
                                        Langley Park Investments Plc.
                                        By: _________________________
                                        Name: _______________________
                                        Title: ______________________

                                   Schedule 1

                                  Purchaser(s)





---------------------------------- ----------------- --------------
  Name and Address of Purchaser     Purchase Price   No. of Shares
---------------------------------- ----------------- --------------
Langley Park Investments Plc.             $
30 Farringdon Street
London
EC4A 4HJ
---------------------------------- ----------------- --------------

                                 Schedule 3.1(a)

                                  Subsidiaries

                                 Schedule 3.1(c)

                     Capitalization and Registration Rights


--------------------------------------------------------------------------------
                                  Common Stock
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------
                              Options and Warrants
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 Schedule 3.1(d)

                     Equity and Equity Equivalent Securities

                                 Schedule 3.1(e)

                                    Conflicts

                                 Schedule 3.1(f)

                             Consents and Approvals

                                 Schedule 3.1(g)

                                   Litigation

                                 Schedule 3.1(h)

                             Defaults and Violations

                                    EXHIBIT A

                                ESCROW AGREEMENT


     ESCROW AGREEMENT (this "Agreement"), dated as of June __, 2004, by and between TARGET COMPANY, a ___________ corporation with its principal place of business at __________________________________________ (the "Company");
Gottbetter & Partners, LLP with its principal place of business at 488 Madison Avenue, New York, NY 10022 (the "Escrow Agent"); and Langley Park Investments
Plc, a corporation organized under the laws of England and Wales with its offices at 30 Farringdon Street, London EC4A 4HJ (the "Purchaser").

                                    Recitals

     A. Simultaneously with the execution of this Agreement, the Purchaser and the Company entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of the date hereof and incorporated herein by reference, pursuant to which the Company has agreed to issue and the Purchaser has agreed to purchase certain shares of the Company's Common Stock, par value $.001 (the "Common Stock") for Ordinary Shares of the Purchaser, and the Company has agreed that fifty percent (50%) of the Ordinary Shares shall be deposited into escrow pursuant to this Agreement (the "Escrow Shares").

     B. The Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the purchase of the Ordinary Shares.

     C. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Stock Purchase Agreement.

     NOW, THEREFORE, IT IS AGREED:

     1. Deposit into Escrow. Simultaneously with the execution of this Agreement, the Company shall (i) deposit ______________________________________
( ) shares of the Ordinary Shares received at Closing with the Escrow Agent, such shares being the "Escrow Shares" and (ii) deliver blank stock powers (the "Stock Powers") for the Escrow Shares to the Escrow Agent. The Escrow Agent acknowledges receipt of the Escrow Shares and the Stock Powers.

     2. Terms of Escrow. If the Market Value of the Common Stock two years after Closing is less than the closing bid price of the Common Stock on the day of Closing (the "Closing Price"), 1 - Market Value/the Closing Price, shall be the percentage decrease in the value of the Common Stock (the "Percentage Decrease"). The "Market Value" shall be the average of the ten (10) closing bid prices per share of the Common Stock during the ten (10) trading days immediately preceding the two year anniversary of the Closing.

     In the event there is a Percentage Decrease, the Company shall sell to the Purchaser the number of Ordinary Shares (the "Protection Shares") equal to (X) the number of Ordinary Shares received by the Company at Closing, including the Escrow Shares, multiplied by (Y) the Percentage Decrease, at a price of 1p per Ordinary Share (the "Purchase Price"); provided, however, that the maximum number of Ordinary Shares that shall be sold to the Purchaser by the Company is fifty percent (50%) of the Ordinary Shares, including the Escrow Shares, received by the Company at Closing.
                                      A-1

     Within three (3) business days of the two year anniversary of the Closing, the Purchaser shall (i) send a notice ("Sale Notice") to the Company and the Escrow Agent of the Percentage Decrease, if any, and the corresponding number of Ordinary Shares to be sold by the Company to the Purchaser from the Escrow Shares, if any, and (ii) the Purchase Price to the Escrow Agent, if necessary. Within two (2) business days of the Company's and the Escrow Agent's receipt of the Sale Notice and the Purchase Price, the Escrow Agent is authorized and directed (i) if there is a Percentage Decrease, to distribute the Purchase Price to the Company, (ii) if there is a Percentage Decrease, the Protection Shares and the Stock Powers to the Purchaser and (iii) the remaining Escrow Shares, if any, and the Stock Powers, if there was no Percentage Decrease, to the Company.


     3. Duties and Obligations of the Escrow Agent.

     (a) The parties hereto agree that the duties and obligations of the Escrow Agent shall be only those obligations herein specifically provided and no other. The Escrow Agent's duties are those of a depositary only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct or gross negligence in the performance of its duties hereunder;

     (b) The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with the advice of such counsel;

     (c) The Escrow Agent shall not be bound in any way by the terms of any other agreement to which the Purchasers and the Company are parties, whether or not the Escrow Agent has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the Purchasers and the Company, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed jointly by the Purchasers and the Company and agreed to in writing by the Escrow Agent;

     (d) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, the Escrow Agent shall be entitled to refrain from taking any action other than keeping safely the Consideration (as defined below) or taking certain action
                                       A-2
until the Escrow Agent is directed otherwise in writing jointly by the Purchasers and the Company or by a final judgment of a court of competent jurisdiction;

     (e) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which the Escrow Agent, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement;

     (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the Consideration;

     (g) If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of any of the Securities (to the extent delivered to the Escrow Agent pursuant hereto, the "Consideration"), it may do so by delivering the same to another Person that agrees to act as escrow agent hereunder and whose substitution for the Escrow Agent is agreed upon in writing by the Purchaser and the Company. If no such escrow agent is selected within three (3) days after the Escrow Agent gives notice to the Purchasers and the Company of the Escrow Agent's desire to so relinquish custody of the Consideration and resign as Escrow Agent, then the Escrow Agent may do so by delivering the Consideration to the clerk or other proper officer of a state or federal court of competent jurisdiction situate in the state and county of New York. The fee of any court officer shall be borne by the Company. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Consideration and this Agreement and each of the Company and the Purchasers shall promptly pay all monies it may owe to the Escrow Agent for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to paragraph (i) below;

     (h) This Agreement shall not create any fiduciary duty on the Escrow Agent's part to the Purchasers or the Company, nor disqualify the Escrow Agent from representing either party hereto in any dispute with the other, including any dispute with respect to the Purchase Agreement or Debenture; provided, however, that in the event of such dispute, the Escrow Agent shall have the right to commence an interpleader action in any court of competent jurisdiction of the state of New York or of the United States located in the county and state of New York, deposit the Consideration with such court;

     (i) The parties acknowledge and agree that the Escrow Agent is counsel to the Purchaser. The parties agree to, and agree not to object to, the Escrow Agent's engagement as Escrow Agent hereunder;

     (j) Upon the performance of this Agreement, the Escrow Agent shall be deemed released and discharged of any further obligations hereunder.
                                      A-3

     4. Indemnification.

     (a) The Purchaser hereby indemnifies and holds free and harmless the Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amounts paid in settlement) resulting from claims asserted by the Company against the Escrow Agent with respect to the performance of any of the provisions of this Agreement;

     (b) The Company hereby indemnifies and holds free and harmless the Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amount paid in settlement) resulting from claims asserted by the Purchaser against the Escrow Agent with respect to the performance of any of the provisions of this Agreement;

     (c) The Purchaser and the Company, jointly and severally, hereby indemnify and hold the Escrow Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by the Escrow Agent, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, the Purchase Agreement and the Securities, including, but not limited to, all legal costs and expenses of the Escrow Agent incurred defending itself against any claim or liability in connection with its performance hereunder, provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence in its performance as Escrow Agent hereunder

     (d) In the event of any legal action or proceeding involving any of the parties to this Agreement which is brought to enforce or otherwise adjudicate any of the rights or obligations of the parties hereunder, the non-prevailing party or parties shall pay the legal fees of the prevailing party or parties and the legal fees, if any, of the Escrow Agent.

     5. Miscellaneous.

     (a) All notices, including Notices of Conversion and Notices of Exercise, objections, requests, demands and other communications sent to any party hereunder shall be deemed duly given if (x) in writing and sent by facsimile transmission to the Person for whom intended if addressed to such Person at its facsimile number set forth below or such other facsimile number as such Person may designate by notice given pursuant to the terms of this Section 5 and (y) the sender has confirmation of transmission:

                  (i) If to the Company:         TARGET COMPANY


                                                  Attn: CEO
                                                  Tel:  (     )
                                                  Fax:
                                      A-4

       (ii)  If to the Purchaser:       To the fax number set forth in Schedule
                                        1 to the Purchase Agreement.

      (iii)  If to the Escrow Agent:    Gottbetter & Partners, LLP
                                        488 Madison Ave.
                                        New York, New York 10022
                                        Attn: Adam S. Gottbetter, Esq.
                                        Tel: (212) 400-6900
                                        Fax: (212) 400-6901

     (b) This Agreement has been prepared, negotiated and delivered in the state of New York and shall be governed by and construed and enforced in accordance with the laws of the state of New York applicable to contracts entered into and performed entirely within New York, without giving effect to the principles of New York law relating to the conflict of laws.

     (c) This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (d) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

         6. Termination of Escrow. The term of this Escrow Agreement shall begin upon the date hereof and shall continue until terminated upon the earlier to occur of (i) the Escrow Shares are fully distributed or (ii) the written agreement of the parties to terminate this Agreement. Upon the termination of this Escrow Agreement, the Escrow Agent shall return any of the Escrow Shares then held by it to the Company pursuant to the Purchase Agreement and the other Transaction Documents.


                           [ SIGNATURE PAGE FOLLOWS ]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.


                                        The Company:




                                        By: ______________________________
                                        Name:
                                        Title:


                                        Purchaser:

                                        Dungarvon Associates, Inc. on behalf of
                                        Langley Park Investments, Plc.


                                        By: ______________________________
                                        Name:
                                        Title:    Managing Director


                                        Escrow Agent:

                                        Gottbetter & Partners, LLP


                                        By:______________________________
                                        Name: Adam S Gottbetter
                                        Title: Managing Partner

                                    EXHIBIT B

                                 TARGET COMPANY

                              OFFICER'S CERTIFICATE


     I, ______________, being the President of __________________, a ___________
corporation (the "Company"), pursuant to Section 2.2(a)(ii) of that certain Stock Purchase Agreement (the "Purchase Agreement"), dated as of June __, 2004, by and between the Company and Langley Park Investments PLC, do hereby certify on behalf of the Company that attached hereto is a copy of the resolutions duly adopted by the Board of Directors of the Company authorizing the Company to execute and deliver the Transaction Documents, as such term is defined in the Purchase Agreement and to enter into the transactions contemplated thereby.

     IN WITNESS WHEREOF, I have executed this Officer's Certificate on behalf of the Company this __ day of ________, 2004.

                                 TARGET COMPANY


                                 By:
                                 -------------------------------------------
                                   ,President

{00069488.1 / 0830-007}                                  D-6
                                    EXHIBIT C


________ __, 2004


To the Purchaser Listed in Schedule 1 to the "Purchase Agreement"

     Re: TARGET COMPANY

Ladies and Gentlemen:

     We have acted as counsel to __________________, a Nevada corporation (the "Company"), in connection with the Stock Purchase Agreement, dated as of June __, 2004 between the Company and you (the "Purchase Agreement"), and the transactions contemplated thereby. Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Purchase Agreement. The Purchase Agreement and the Escrow Agreement are hereinafter referred to collectively as the "Operative Documents."

     In addition to the Operative Documents, we have examined such other documents, records and legal matters as in our judgment are necessary or appropriate to enable us to render the opinions expressed below, including, without limitation, the Company's certificate of incorporation, as in effect on the date hereof (the "Certificate of Incorporation") and the Company's by-laws, as in effect on the date hereof (the "By-Laws"). We have also relied on certain certificates furnished by officers of the Company as of the date hereof. We have, without any independent verification, relied upon and assumed the accuracy of such certificates as to factual matters and have not attempted to verify independently the statements contained therein; however, nothing has come to our attention that would cause us to question the accuracy of such statements.

     We have also relied, without independent verification, on the representations and warranties as to factual matters of the Company and the Purchaser contained in the Purchase Agreement and on certificates of governmental officials. In all such examinations, we have assumed: (i) the genuineness of signatures of all persons other than the signatures of persons signing on behalf of the Company; (ii) the authenticity of all documents submitted to us as originals; (iii) the validity of all applicable laws, statutes, ordinances, rules and regulations, and the proper indexing and accuracy of all records and documents which are public records; and (iv) the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies.

     Based upon the foregoing and subject to the assumptions, limitations, qualifications and exceptions stated herein, we are of the opinion that as of the date hereof:

     (a) Each of the Company and its Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. To our knowledge, the Company has no subsidiaries other than the Subsidiaries. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not individually or in the aggregate have a Material Adverse Effect.

     (b) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Operative Documents, and to otherwise to carry out its obligations thereunder. The execution and delivery of each of the Operative Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company. Each of the Operative Documents has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     (c) The Shares are validly issued, fully paid and non-assessable.

     (d) No shares of the Common Stock are entitled to preemptive or similar rights. To our knowledge, except as specifically disclosed in Schedule 3.1(c) to the Purchase Agreement, there are no outstanding options, warrants, script rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock, except as otherwise provided in the Purchase Agreement.

     (f) To our knowledge, other than the Required Approvals, neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court of other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Operative Documents.

     (g) The execution and delivery of the Operative Documents by the Company and its performance of and compliance with the terms of the Operative Documents, do not violate any provision of the Certificate of Incorporation or the By-Laws or, to our knowledge, any provision of any applicable federal or state law, rule or regulation. To our knowledge, except as disclosed in Schedule 3.1(e) to the Purchase Agreement, the execution, delivery and performance of and compliance with the Operative Documents and the issuance of the Shares has not resulted, and will not result, in any violation of, or constitute a default under (or an event which with the passage of time or the giving of notice or both would constitute a default under), any contract, agreement, instrument, judgment or decree binding upon the Company or any Subsidiary and known to us which,
                                      D-2
individually or in the aggregate, would have a Material Adverse Effect on the business or financial condition of the Company. To the best of our knowledge, the business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority the result of which would have a material adverse effect on the business of the Company.

     (h) To our knowledge, the Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended ("the Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (collectively, the "Disclosure Documents") on a timely basis, or has received a valid extension of such time of filing. To the best of our knowledge, as of their respective dates, the Disclosure Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

     (i) Assuming the accuracy of the representations and warranties of the Company set forth in Section 3.1 of the Purchase Agreement and of the Purchasers set forth in Section 3.2 of the Purchase Agreement, the offer, issuance and sale of the Shares pursuant to the Purchase Agreement are exempt from the registration requirements of the Securities Act.

     These opinions are limited to the matters expressly stated herein and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by any other person.

     The opinions expressed herein are subject to the following assumptions, limitations, qualifications and exceptions:

     (a) We have assumed that the Purchaser subscribing to the Operative Documents has the legal right, capacity and power to enter into and perform all of its obligations under each of the Operative Documents. Furthermore, we have assumed the due authorization by the Purchaser of all requisite action and the due execution and delivery of the Operative Documents by the Purchaser, and that the Operative Documents are the valid and binding agreements of the Purchaser enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     (b) Our opinions on the binding effect and enforceability of any obligation are subject to limitations resulting from the effects of (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, arrangement and assignment for the benefit of creditors laws and similar laws or judicially developed doctrines, and (ii) general principles of equity, whether applied by a court of law or equity.
                                      D-3

     (c) We disclaim any opinion as to (i) the validity or enforceability under federal securities laws of any indemnification and contribution provisions in any documents, (ii) any provisions in any documents which purport to waive any procedural due process rights, and (iii) any provisions relating to choice of governing law, which choice may depend upon factual circumstances and the laws of other jurisdictions.

     (d) Enforcement of your rights and remedies may be limited by laws and judicial decisions which have imposed duties and standards of conduct (including, without limitation, obligations of good faith, fair dealing and reasonableness), and in this regard we have assumed that you will exercise your rights and remedies under the Operative Documents, to the extent required by such laws and judicial decisions, in good faith and under circumstances and a manner which are commercially reasonable.

     (e) Requirements set forth in any of the Operative Documents to the effect that any provision thereof may be waived only in writing may not be valid, binding or enforceable to the extent that an oral agreement or an implied agreement by practice or course of conduct modifying such requirements has been or may be created.

     (f) We express no opinion as to the enforceability of any remedies provided for under any of the Operative Documents to the extent such remedies would have the effect of compensating the party entitled to the benefit of such remedies in amounts in excess of the actual loss suffered by such party.

     (g) Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge, we are referring to the actual current knowledge of partners and associates of ___________________ who have had substantive involvement in the representation of the Company in connection with this transaction. We have not undertaken any independent investigation to determine the existence or absence of such facts (and have not caused to be made any review of any court files or indices) and no inferences as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

     (h) Our opinions are limited to the matters expressly set forth herein and to laws and facts existing on the date hereof and no opinion is to be implied or inferred beyond the matters expressly so stated.

     (i) Our examination of law relevant to the matters covered by this opinion is limited to the laws of the state of _______, the General Corporation Law of the state of __________ and the federal law of the United States, and we express no opinion as to the effect on the matters covered by this opinion of the laws of any other jurisdiction. To the extent that the governing law with respect to any matters covered by this opinion is the law of any jurisdiction other than the states of ________ or _________ or federal law of the United States, we have assumed that the law of such other jurisdiction is identical to ________ or ________ law. We express no opinion as to the effect on the transactions described herein, in the Operative Documents or the other agreements and materials referred to herein, of the laws of any jurisdiction other than the states of ______ or ______ and the federal law of the United States. As members of the bar of the state of ______, we do not purport to be experts on the law of

                                      D-4

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any other state of the United States or the jurisdiction of any foreign country.

     (j) In furnishing the opinion regarding the valid existence and good standing of the Company and its Subsidiaries and the Company's and its Subsidiaries' qualification to do business, we have relied solely upon the good standing certificates attached to this letter.

     This opinion is given as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur.

                                                              Very truly yours,













































                                      D-5

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                                    EXHIBIT D

                            DOWNSIDE PRICE PROTECTION



The Company will provide Purchaser with Downside Price Protection for the Shares by agreeing to sell up to fifty percent (50%) of the Langley Shares the Company receives at Closing to the Company in accordance with the following procedure. Two years after the Closing, we will determine if the market value of the Shares has decreased from their market value as of the Closing. The market value will be the average of the ten (10) closing bid prices per share of the Common Stock during the ten (10) Trading Days immediately preceding the two year anniversary of the Closing. If there is such a decrease, then for each one percent (1%) that the market value has decreased, a total of one percent of the Langley Shares received by you at Closing shall be sold to the Company at the purchase price of 1p per Langley Share. The maximum number of Langley Shares that you shall be obligated to sell to the Company will be fifty percent (50%) of the Langley Shares received by you at Closing. This will be the case if the market value of the Common Stock has decreased by thirty percent (50%) or more during this two year period.



To implement this Downside Price Protection, at Closing, the Company will deposit thirty percent (50%) of the Langley Shares the Company receives into escrow with the Escrow Agent pursuant to an Escrow Agreement. The Langley Shares you are required to sell to Langley will be transferred to Langley out of escrow by the Escrow Agent when Langley deposits the purchase price for such Langley Shares with the Escrow Agent. At the time the Langley Shares are transferred to the Langley, the Escrow Agent will distribute the purchase price to the Company. All Langley Shares not sold to Langley as Downside Price Protection will be credited to your Langley brokerage account within fourteen (14) days after the second anniversary date of the Closing.






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